UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 13, 2007


                               SERVOTRONICS, INC.
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                       1-07109                 16-0837866
       --------                       -------                 ----------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
   of Incorporation)                                         Identification No.)

                1110 Maple Street, Elma, New York 14059-0300
                --------------------------------------------
        (Address of Principal Executive Offices, including zip code)

                                  716-655-5990
                                  ------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written  communications  pursuant to Rule 425 under the  Securities Act (17
--   CFR 230.425)

     Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
--   240.14a-12)

     Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
--   Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
--   Exchange Act (17 CFR 240.13e-4(c))

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
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On August 13, 2007, the Board of Directors appointed Nicholas D. Trbovich, Jr., currently Executive Vice President of the Registrant, to the additional office of Chief Operating Officer of the Registrant. Mr. Trbovich, Jr. has been an Executive Vice President of the Registrant since 2006, a Vice President from 1990 to 2006 and a Director of the Registrant since 1990. He is the son of Dr. Nicholas D. Trbovich, the Registrant's Chairman, President and Chief Executive Officer, and a brother of Michael D. Trbovich, the Registrant's Corporate Secretary. Mr. Trbovich, Jr. is an inventor or co-inventor of certain issued patents and patent pending applications used in the business of a subsidiary of the Registrant. These patents have been, and currently are, used by that subsidiary on a royalty-free basis with Mr. Trbovich, Jr.'s consent.

The appointment of Mr. Trbovich Jr. as Chief Operating Officer did not result in a new agreement, arrangement or plan or any material amendment in any such relationship between Mr. Trbovich Jr. and the Registrant. For the most recent amendment of any such agreement or relationship, the Registrant refers to Item
1.01 of its Current Report on Form 8-K dated June 29, 2007.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 14, 2007

                                                    SERVOTRONICS, INC.



                                                By: /s/ Cari L. Jaroslawsky
                                                --------------------------------
                                                        Cari L. Jaroslawsky
                                                        Chief Financial Officer




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